UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2006 (October 23, 2006)

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number:  1-11727

Delaware	73-1493906
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2838 Woodside Street, Dallas, Texas	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On October 19, 2006, Energy Transfer Partners, L.P., a Delaware limited partnership (the “Partnership”), filed a prospectus supplement to the prospectus dated August 18, 2006 contained in the Registration Statement (the “Registration Statement”) filed on Form S-3 (File No. 333-136429) with the Securities and Exchange Commission on August 9, 2006 regarding the Partnership’s 6.125% Senior Notes due 2017 and 6.625% Senior Notes due 2036 (the “Notes”). In connection with the Registration Statement, U.S. Bank National Association will serve as trustee for the Notes, and a Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designed to Act as Trustee on Form T-1 (the “Trustee’s Statement of Eligibility on Form T-1”) is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1   Trustee’s Statement of Eligibility on Form T-1 dated October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner

	By:	Energy Transfer Partners, L.L.C., General Partner

Date: October 23, 2006	By:	/s/ Ray C. Davis
Ray C. Davis Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren
Kelcy L Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Trustee’s Statement of Eligibility on Form T-1 dated October 23, 2006.